SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 15, 2006
Date of Report (Date of Earliest Event Reported)
EQUITY INNS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-12073	62-1550848

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7700 Wolf River Boulevard
Memphis, Tennessee 38138
(Address of Principal Executive Offices) (Zip Code)
(901) 754-7774
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On February 15, 2006, Equity Inns, Inc. (the “Company”) completed the issuance and sale of an aggregate of 2,400,000 shares of its 8.00% Series C Cumulative Preferred Stock, $0.01 par value per share (liquidation preference $25.00 per share) for net proceeds to the Company of approximately $57.9 million (the “Offering”).
In connection with the offering, the Company entered into an Underwriting Agreement by and among the Company, Equity Inns Partnership, L.P. (the “Partnership”), Equity Inns Trust (the “Trust”) and A.G. Edwards & Sons, Inc. (“A.G. Edwards”), and a Placement Agreement by and among the Company, the Partnership, the Trust and A.G. Edwards. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein and a copy of the Placement Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

1.1	Underwriting Agreement, dated February 10, 2006, by and among the Company, the Partnership, the Trust and A.G. Edwards, as underwriter.

1.2	Placement Agreement, dated February 8, 2006, by and among the Company, the Partnership, the Trust and A.G. Edwards, as placement agent.

4.1	Articles of Amendment to the Second Amended and Restated Charter of the Company Designating and Fixing the Rights and Preferences of the Series C Preferred Stock (incorporated by reference to Exhibit 4.1(e) to the Company’s Registration Statement on Form 8-A (File No. 001-12073) filed with the Securities and Exchange Commission on February 15, 2006).

4.2	Specimen certificate for Series C Preferred Stock (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form 8-A (File No. 001-12073) filed with the Securities and Exchange Commission on February 15, 2006).

5.1	Opinion of Hunton & Williams LLP with respect to the legality of the shares of preferred stock being issued.

8.1	Opinion of Hunton & Williams LLP with respect to tax matters.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY INNS, INC.
February 16, 2006	/s/ J. Mitchell Collins
J. Mitchell Collins
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EQUITY INNS, INC.
INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement, dated February 10, 2006, by and among the Company, the Partnership, the Trust and A.G. Edwards, as underwriter.

1.2	Placement Agreement, dated February 8, 2006, by and among the Company, the Partnership, the Trust and A.G. Edwards, as placement agent.

4.1	Articles of Amendment to the Second Amended and Restated Charter of the Company Designating and Fixing the Rights and Preferences of the Series C Preferred Stock (incorporated by reference to Exhibit 4.1(e) to the Company’s Registration Statement on Form 8-A (File No. 001-12073) filed with the Securities and Exchange Commission on February 15, 2006).

4.2	Specimen certificate for Series C Preferred Stock (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form 8-A (File No. 001-12073) filed with the Securities and Exchange Commission on February 15, 2006).

5.1	Opinion of Hunton & Williams LLP with respect to the legality of the shares of preferred stock being issued.

8.1	Opinion of Hunton & Williams LLP with respect to tax matters.